UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 24, 2006
                                                 -------------------------------


                          CADENCE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Mississippi                   1-15773                  64-0694755
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification  No.)



301 East Main Street, Starkville, Mississippi                      39759
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (662) 343-1341
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2006, Cadence Financial Corporation ("NBY") issued a press release announcing financial information for its third quarter ended September 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number     Description of Exhibit
     --------------     ----------------------

     99.1               Press release issued October 24, 2006

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CADENCE FINANCIAL CORPORATION
                                                --------------------------------
                                                         (Registrant)

Date: October 24, 2006
                                                By:  /s/ Richard T. Haston
                                                     ---------------------------
                                                     Richard T. Haston
                                                     Executive Vice President,
                                                     Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit         Description
-------         -----------

99.1            Press Release dated October 24, 2006